Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is entered into as of August 1, 2025, by and among (i) AG Mortgage Investment Trust, Inc., a Maryland corporation (the “Company”), on the one hand, and (ii) the parties set forth on the signature pages hereto (each a “Holder”, and collectively the “Holders”), on the other hand.
WHEREAS, the Company and the Holders are parties to an Exchange Agreement, dated as of August 1, 2025 (as may be amended, supplemented or restated from time to time, the “Exchange Agreement”), pursuant to which, the Company will acquire from the Holders certain common LLC interests in AG ARC LLC, a Delaware limited liability company, and will issue to the Holders shares of the Company’s common stock, par value $0.01 (“Common Stock”), as consideration; and
WHEREAS, in anticipation of the consummation of the transactions contemplated by the Exchange Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Holders as set forth below.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereby agree as follows:
1.    Definitions
As used in this Agreement, the following terms shall have the following meanings:
“Agreement” shall have the meaning set forth in the preamble.
“Board” shall have the meaning set forth in Section 3(d) hereof.
“Closing” shall have the meaning set forth in Section 2.1(a) hereof.
“Common Stock” shall have the meaning set forth in the preamble to this Agreement.
“Company” shall have the meaning set forth in the preamble to this Agreement.
“Company Offering” shall have the meaning set forth in Section 3(d) hereof.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Holder” or “Holders” shall have the meaning set forth in the preamble to this Agreement.
“Losses” shall have the meaning set forth in Section 5(a) hereof.
“NYSE” shall mean the New York Stock Exchange.
“Offering Blackout Period” shall have the meaning set forth in Section 3(d) hereof.
“Offering Notice” shall have the meaning set forth in Section 3(d) hereof.
“Permitted Free Writing Prospectus” shall have the meaning set forth in Section 2(a) hereof.

“Person” shall mean any natural person, partnership, association, limited liability company, corporation, trust, or unincorporated organization, or other governmental or legal entity.
“Prospectus” shall mean the prospectus included in the Registration Statement, including any preliminary prospectus (including any Permitted Free Writing Prospectus), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares (as defined below) covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
“Registrable Shares” shall mean any shares of Common Stock issued to the Holders pursuant to the Exchange Agreement (or other securities issued or issuable in respect of Registrable Shares by way of spin-off, dividend or other distribution, stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization); provided, however, that Registrable Shares shall not include (a) shares (or other securities) for which the Registration Statement relating to the issuance and/or sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (b) shares (or other securities) sold pursuant to Rule 144 any other exemption under the Securities Act, or (c) shares (or other securities) eligible for sale under Rule 144 without any volume limitations or other restrictions on transfer under paragraphs (c), (e), (f) and (h) of Rule 144.
“Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Shares on any securities exchange; (iii) all fees and expenses with respect to filings required to be made with the NYSE or any other securities exchange; (iv) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the Company in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v) all printing expenses, messenger, telephone and delivery expenses; and (vi) all fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company and any transfer agent and registrar fees; provided, however, that Registration Expenses shall not include, and the Company shall not have any obligation to pay, any fees, discounts or commissions attributable to the sale of such Registrable Shares, or any legal fees and expenses of counsel to any Holder.
“Registration Statement” shall mean any registration statement of the Company which covers the issuance or resale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
“Rule 144” shall mean Rule 144 promulgated under the Securities Act (or any successor provision).
“SEC” shall mean the United States Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Expiration Date” shall have the meaning set forth in Section 2(a) hereof.
“Suspension Event” shall have the meaning set forth in Section 3(b) hereof.

2.    Registration Rights
(a). Filing of Registration Statement. Subject to the provisions of Section 2(b) hereof, the Company shall use its reasonable best efforts to file with the SEC as promptly as is reasonably practicable, and in any event within 60 days, after the closing of the transactions contemplated by the Exchange Agreement (the “Closing”), a Registration Statement on Form S-3, or such other comparable form as may be appropriate and available (a “Registration Statement”) under Rule 415 under the Securities Act relating to the resale of the Registrable Shares by any Holder received upon the Closing. The Company shall use its reasonable best efforts to cause such Registration Statement to become or be declared effective by the SEC for all of the Registrable Shares covered thereby as soon as practicable thereafter. The Company shall use its reasonable best efforts to keep the Registration Statement (or a successor Registration Statement filed with respect to the Registrable Shares) continuously effective until the date (the “Shelf Registration Expiration Date”) that there are no longer any Registrable Shares. The Holders will not offer or sell, without the Company’s consent, any Registrable Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Holders with the SEC pursuant to Rule 433 under the Securities Act (any free writing prospectus consented to by the Company, a “Permitted Free Writing Prospectus”).
(b).Information from Holders. Upon written request from the Company, and as a condition of the Company’s obligation to include any of a Holder’s Registrable Shares under the Registration Statement, a Holder shall provide to the Company all information about the Holder that counsel to the Company reasonably concludes is required to be included in the Registration Statement pursuant to applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act and any applicable “blue sky” laws, rules or regulations. Upon the written request of the Company, Holders shall promptly provide updates of all Holder information included in the Registration Statement as applicable. All such information about the Holder and updates hereto is referred to as “Holder Information.”
(c).Notification and Distribution of Materials. The Company shall notify the Holders of the effectiveness of any Registration Statement applicable to the Shares and shall furnish, without charge, to the Holders such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements, if any) and any documents incorporated by reference in the Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in the Registration Statement; provided, however, that the Company shall not be required to furnish to the Holders any document (other than the Prospectus) to the extent that such document is accessible on the SEC’s Electronic Data Gathering, Analysis, and Retrieval System.

(d). Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement (or a successor Registration Statement filed with respect to such Registrable Shares) effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered thereby until the Shelf Registration Expiration Date. The Company shall use its reasonable best efforts to file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or a Holder’s ownership interests in such Holder’s Registrable Shares that is reasonably necessary to permit the sale of such Holder’s Registrable Shares pursuant to the Registration Statement; provided, that Holders shall, upon written request, promptly furnish the Company with updates of all reasonably necessary information required for filing such amendments and supplements. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under the Registration Statement to be then listed or quoted on the NYSE or such other primary exchange or quotation system on which the Common Stock is then listed or quoted.
(e).Notice of Certain Events. The Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement or Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment. At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall promptly notify the Holders of the happening of any event as a result of which the Company believes the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, it being understood that the Company makes no commitment or representation with respect to any Holder Information. The Company shall, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.
(f).No Underwritten Offerings; No “Piggyback” Rights. Notwithstanding the foregoing, no underwritten offering of the Registrable Shares may be conducted pursuant to this Agreement. No Holder shall have any right to participate in any Company Offering (as defined below in Section 3(d)).
3.    Suspension of Registration Requirements; Sales Restrictions
(a).Suspension of Registration. The Company shall use its reasonable best efforts to prevent the issuance by the SEC of any order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any such order suspending the effectiveness of the Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.
(b).Suspension Events. Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to file, amend or supplement the Registration Statement, or to cause the Registration Statement, or any filings under any state securities laws, to become or remain effective, shall be suspended for one or more periods in the event of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that (i) would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality, (ii) render the Company unable to comply with SEC requirements or (iii) would otherwise make it impractical or unadvisable to cause the Registration Statement or such filings to be filed, amended or supplemented or to become effective (any such circumstances being hereinafter referred to as a “Suspension Event”). The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company stating that a Suspension Event has occurred and is continuing.
Each Holder agrees that, following the effectiveness of the Registration Statement relating to Registrable Shares of such Holder, such Holder will not effect any dispositions of any of the Shares pursuant to the Registration Statement at any time after such Holder has received notice from the Company to suspend dispositions as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holders will maintain the confidentiality of the fact that it has received written notice from the Company regarding a Suspension Event or any notice pursuant to Section 2(e), 3(c) or 3(d) as well as any information included in any such notice unless otherwise required by law or subpoena until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting dispositions of the Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.
(c).Quarterly Blackouts.   In addition to the foregoing, in no event shall the Company be required to file any Registration Statement, Prospectus or amendments thereto during the period (“Quarterly Blackout Period”) beginning on last day of the third month in each quarter and ending one full trading day following the Company’s public disclosure of financial results for such quarter. Each Holder agrees to discontinue any dispositions of any of the Shares pursuant to the Registration Statement during any such Quarterly Blackout Period (provided, that if the quarterly blackout periods applicable to the directors and officers under the Company’s Insider Trading Policy are reduced, increased or eliminated, such reduction, increase or elimination shall automatically apply to the Quarterly Blackout Periods under this Section 3(c) and the Company shall promptly notify the Holders of any such reduction, increase or elimination). The Quarterly

Blackout Periods in this Section 3(c) shall not constitute Suspension Events for purposes of the duration limitations described above in Section 3(b).
(d).Company Offerings. If requested by the Company in connection with an offering of the Company’s securities (each, a “Company Offering”), each Holder of Registrable Shares agrees not to effect any disposition of any of the Registrable Shares during the period (the “Offering Blackout Period”) beginning upon receipt by such Holder of written notice from the Company (an “Offering Notice”) (which shall first be provided when the Board of Directors of the Company (the “Board”) has been apprised of a potential Company Offering), but in any event no earlier than the thirtieth (30th) day preceding the anticipated date of pricing of such Company Offering, and ending no later than the ninetieth (90th) day after the pricing of such Company Offering, unless such Offering Blackout Period is otherwise lessened or waived by the Company, in its sole discretion. Such agreement shall be in writing in the form reasonably satisfactory to the Company. For the avoidance of doubt, any Offering Blackout Period provided in this Section 3(d) is in addition to the restrictions set forth in Sections 3(b) and (c) above.

 4.    Expenses
The Company shall bear the cost of all of the Registration Expenses. The Holders shall bear all selling expenses and taxes (including transfer taxes) attributable to the sale of Registrable Shares by the Holders, all legal fees and expenses of counsel to the Holders, and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

5.    Indemnification and Contribution
(a).Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, each Holder and their respective officers, directors, managers, partners, equity holders, members, employees, agents and representatives and each Person (if any) which controls a Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus relating to the Registrable Shares (as amended or supplemented from time to time), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and the Company will pay to each such Holder or other aforementioned Person any reasonable and documented legal or other expenses incurred thereby in connection with investigating or defending any claim or proceeding from which Losses may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Losses that are caused by or contained in or based upon any information furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or by the Holder’s failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished the Holder with copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder or any other indemnified party.
(b).Indemnification by Holders. Each Holder, severally and not jointly, agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, the Company and its officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) which controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus relating to the Registrable Shares (as amended or supplemented from time to time), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon any information furnished in writing to the Company by or on behalf of such Holder expressly for use therein, and each Holder, severally and not jointly, will pay to the Company other aforementioned Person any reasonable and documented legal or other expenses incurred thereby in connection with investigating or defending any claim or proceeding from which Losses may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holders of a majority of the Registrable Shares, which consent shall not be unreasonably withheld, nor shall any Holder be liable for any Losses in an amount greater than the net proceeds actually received by such Holder from the sale of Registrable Shares effected pursuant to registration as provided hereunder.
(c).Notices of Claims. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, only to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

(d).Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Holder, to an amount equal to the net proceeds actually received by such Holder from the sale of Registrable Shares effected pursuant to registration as provided hereunder. The relative fault of the Company and each Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person which was not guilty of such fraudulent misrepresentation.

6.    Rule 144 Compliance
With a view to making available to the Holders of Registrable Shares the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:
(a). use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;
(b).use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
(c). furnish to any Holder of Registrable Shares, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act; and
(d).use commercially reasonable efforts to promptly remove any restrictive legends from the Registrable Shares, upon receipt of notice from any Holder that any Registrable Shares are eligible for resale pursuant to Rule 144 without any volume limitations or other restrictions on transfer under paragraphs (c), (e), (f) and (h) of Rule 144, or that any Registrable Shares have been sold pursuant to the Registration Statement.

7.    Miscellaneous

(a).Amendments and Waivers. The provisions of this Agreement may not be amended, modified, supplemented or waived without the prior written consent of the Company and Holders holding in excess of one-half of the aggregate number of outstanding Registrable Shares at the time of any such amendment, modification, supplement or waiver.

(b).Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and contact information for such communications shall be:

if to the Company:
AG Mortgage Investment Trust, Inc.
245 Park Avenue, 26th Floor
New York, NY 10167
Attention: Jenny B. Neslin
Email: jneslin@tpg.com

With required copy to
Hunton Andrews Kurth LLP
2200 Pennsylvania Avenue NW
Washington, D.C. 20037
Attention: Robert K. Smith/Tianlu Zhang
Email: RSmith@hunton.com; TZhang@hunton.com

if to the Holders:
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue
New York, NY 10167

With required copy to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attention: Ann E. Tadajweski
Email: atadajweski@akingump.com

(c).Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders of a majority of the Registrable Shares; provided, however, this Agreement may be binding upon any successor of the Company or transferee of all or substantially all of the Company’s business and assets as a result of merger, acquisition, consolidation, or otherwise by operation of law, without the consent of any Holders. Each Holder may assign this Agreement or any rights hereunder in connection with an assignment, transfer or other disposition of Registrable Shares, provided that (i) the transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) the Company is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.
(d).Termination and Survival. The rights of each Holder under this Agreement shall terminate upon the Shelf Registration Expiration Date. Notwithstanding the foregoing, the rights and obligations of the parties under Section 5 of this Agreement shall remain in full force and effect following such time.
(e).Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach of this Agreement.
(f).Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(g).Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(h).Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the state of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state. Each of the parties and each holder by accepting the benefits hereof as third party beneficiaries hereto hereby irrevocably submits to the jurisdiction of any state court in the state of New York or any federal court sitting in New York, in each case located in the city and county of New York, in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto and each holder by accepting the benefits hereof as third party beneficiaries irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of this Agreement or any matter referred to herein is hereby waived by the parties hereto.

(i).Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j).Entire Agreement. This Agreement, together with the Subscription Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY: AG Mortgage Investment Trust, Inc. By: /s/ Anthony Rossiello Name: Anthony Rossiello Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

AG SF International Partners (L), L.P.

By:    /s/ Christopher D. Moore
Name:    Christopher D. Moore
Title:    Authorized Signatory

AG Super Fund Master, L.P.

By:    /s/ Christopher D. Moore
Name:    Christopher D. Moore
Title:    Authorized Signatory

AG Super Fund, L.P.

By:    /s/ Christopher D. Moore
Name:    Christopher D. Moore
Title:    Authorized Signatory

AG TCDRS, L.P. By: /s/ Christopher D. Moore Name: Christopher D. Moore Title: Authorized Signatory AG SF (L), L.P. By: /s/ Christopher D. Moore Name: Christopher D. Moore Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]